Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 2

Financial Highlights
(unaudited)	Three Months Ended		Nine Months Ended
	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Operating Information
Number of Communities			115	107
Number of Sites			20,684	19,374
Rental and Related Income	$28,728,078	$25,854,623	$84,236,326	$75,678,939
Community Operating Expenses	$13,288,715	$12,317,856	$38,758,711	$35,669,793
Community NOI	$15,439,363	$13,536,767	$45,477,615	$40,009,146
Expense Ratio	46.3%	47.6%	46.0%	47.1%
Sales of Manufactured Homes	$4,719,036	$2,830,314	$11,105,302	$8,272,395
Number of Homes Sold	80	61	204	169
Number of Rentals Added	219	257	608	690
Net Income (Loss)	$(6,349,343)	$3,262,001	$(8,485,696)	$9,137,418
Net Loss Attributable to Common Shareholders	$(11,472,600)	$(5,179,423)	$(23,678,383)	$(6,883,500)
Adjusted EBITDA	$16,530,494	$14,206,085	$46,761,492	$41,717,739
FFO	$(3,393,494)	$1,819,588	$(159,753)	$13,406,596
Core FFO	$7,093,936	$5,322,075	$19,602,826	$16,909,083
Normalized FFO	$7,093,936	$4,855,554	$20,107,719	$15,390,794

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic and Diluted	37,151,432	34,102,231	36,542,855	31,918,211
Net Loss Attributable to
Common Shareholder per share
Basic and Diluted	$(0.31)	$(0.15)	$(0.65)	$(0.21)
FFO per Share- Diluted	$(0.09)	$0.05	$0.00	$0.41
Core FFO per Share- Diluted	$0.19	$0.15	$0.53	$0.52
Normalized FFO per Share- Diluted	$0.19	$0.14	$0.55	$0.48
Dividends per Common Share	$0.18	$0.18	$0.54	$0.54

Balance Sheet
Total Assets			$868,504,952	$785,795,154
Total Liabilities			$415,391,383	$368,055,835

Market Capitalization
Total Debt, Net of Unamortized
Debt Issuance Costs			$400,450,562	$354,297,319
Equity Market Capitalization			$585,968,866	$539,373,955
Series B Preferred Stock			$95,030,000	$95,030,000
Series C Preferred Stock			$143,750,000	$143,750,000
Series D Preferred Stock			$50,000,000	$-0-
Total Market Capitalization			$1,275,199,428	$1,132,451,274

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 3

Consolidated Balance Sheets
	September 30	December 31,
	2018	2017
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$64,395,495	$61,239,644
Site and Land Improvements	491,396,361	463,242,075
Buildings and Improvements	23,506,934	22,963,926
Rental Homes and Accessories	244,196,899	216,992,988
Total Investment Property	823,495,689	764,438,633
Equipment and Vehicles	18,265,581	16,874,760
Total Investment Property and Equipment	841,761,270	781,313,393
Accumulated Depreciation	(189,256,132)	(166,444,512)
Net Investment Property and Equipment	652,505,138	614,868,881

Other Assets
Cash and Cash Equivalents	8,879,883	23,242,090
Marketable Securities at Fair Value	130,931,844	132,964,276
Inventory of Manufactured Homes	25,091,168	17,569,365
Notes and Other Receivables, net	29,567,036	25,451,053
Prepaid Expenses and Other Assets	6,696,881	3,457,083
Land Development Costs	14,833,002	6,328,578
Total Other Assets	215,999,814	209,012,445

TOTAL ASSETS	$868,504,952	$823,881,326

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$313,419,440	$304,895,117
Other Liabilities
Accounts Payable	3,683,083	2,960,739
Loans Payable, net of Unamortized Debt Issuance Costs	87,031,122	84,704,487
Accrued Liabilities and Deposits	5,644,399	4,977,886
Tenant Security Deposits	5,613,339	5,127,633
Total Other Liabilities	101,971,943	97,770,745
Total Liabilities	415,391,383	402,665,862

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 4,000,000 shares authorized; 3,801,200 shares issued and
outstanding as of September 30, 2018 and December 31, 2017	95,030,000	95,030,000
Series C- 6.75% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 5,750,000 shares authorized, issued and outstanding as of
September 30, 2018 and December 31, 2017	143,750,000	143,750,000
Series D - 6.375% Cumulative Redeemable Preferred Stock, par value $0.10 per share, 2,300,000 shares authorized; 2,000,000 and -0- shares issued
and outstanding as of September 30, 2018 and December 31, 2017, respectively	50,000,000	-0-
Common Stock – $0.10 par value per share: 111,363,800 and 113,663,800 shares authorized; 37,466,040 and 35,488,068 shares issued and
outstanding as of September 30, 2018 and December 31, 2017, respectively	3,746,604	3,548,807
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no
shares issued or outstanding as of September 30, 2018 and December 31, 2017	-0-	-0-
Additional Paid-In Capital	161,254,758	168,034,868
Accumulated Other Comprehensive Income	-0-	11,519,582
Accumulated Deficit	(667,793)	(667,793)
Total Shareholders’ Equity	453,113,569	421,215,464

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$868,504,952	$823,881,326

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 4

Consolidated Statements of Income (Loss)
(unaudited)
	Three Months Ended		Nine Months Ended
	9/30/2018	9/30/2017	9/30/2018	9/30/2017
INCOME:
Rental and Related Income	$28,728,078	$25,854,623	$84,236,326	$75,678,939
Sales of Manufactured Homes	4,719,036	2,830,314	11,105,302	8,272,395
TOTAL INCOME	33,447,114	28,684,937	95,341,628	83,951,334

EXPENSES:
Community Operating Expenses	13,288,715	12,317,856	38,758,711	35,669,793
Cost of Sales of Manufactured Homes	3,512,705	2,215,767	8,406,701	6,465,665
Selling Expenses	1,024,188	836,939	2,913,504	2,461,780
General and Administrative Expenses	2,559,023	2,354,054	8,200,261	7,190,665
Depreciation Expense	8,051,627	6,980,113	23,410,519	20,260,556
TOTAL EXPENSES	28,436,258	24,704,729	81,689,696	72,048,459

OTHER INCOME (EXPENSE):
Interest Income	563,549	510,358	1,569,955	1,479,495
Dividend Income	2,704,255	2,068,198	7,603,575	5,715,038
Other Investment Income (Loss), net	(10,487,430)	466,521	(19,742,472)	1,518,289
Other Income	134,761	126,660	334,740	592,251
Interest Expense	(4,247,855)	(3,871,046)	(11,795,315)	(12,040,990)
TOTAL OTHER INCOME (EXPENSE)	(11,332,720)	(699,309)	(22,029,517)	(2,735,917)

Income (Loss) before Loss on Sales
of Investment Property and Equipment	(6,321,864)	3,280,899	(8,377,585)	9,166,958
Loss on Sales of Investment Property
and Equipment	(27,479)	(18,898)	(108,111)	(29,540)
NET INCOME (LOSS)	(6,349,343)	3,262,001	(8,485,696)	9,137,418

Less: Preferred Dividends	(5,123,257)	(4,938,937)	(15,192,687)	(12,518,431)
Less: Redemption of Preferred Stock	-0-	(3,502,487)	-0-	(3,502,487)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(11,472,600)	$(5,179,423)	$(23,678,383)	$(6,883,500)

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 5

Consolidated Statements of Cash Flows
(unaudited)	Nine Months Ended
	9/30/2018	9/30/2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$(8,485,696)	$9,137,418
Non-Cash Items Included in Net Income (Loss):
Depreciation	23,410,519	20,260,556
Amortization of Financing Costs	462,604	496,225
Stock Compensation Expense	1,247,722	998,059
Benefit for Uncollectible Notes and Other Receivables	(835,102)	(934,794)
Gain on Sales of Marketable Securities, net	(20,107)	(1,518,289)
Decrease in Fair Value of Marketable Securities	19,762,579	-0-
Loss on Sales of Investment Property and Equipment	108,111	29,540
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(7,521,803)	(68,599)
Notes and Other Receivables, net of Notes Acquired with Acquisitions	(3,280,881)	167,229
Prepaid Expenses and Other Assets	(1,995,025)	(1,044,954)
Accounts Payable	722,344	747,791
Accrued Liabilities and Deposits	666,513	262,499
Tenant Security Deposits	485,706	650,335
Net Cash Provided by Operating Activities	24,727,484	29,183,016

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(24,549,398)	(40,877,655)
Purchase of Investment Property and Equipment	(38,562,274)	(48,095,917)
Proceeds from Sales of Investment Property and Equipment	1,956,785	1,651,685
Additions to Land Development Costs	(8,504,424)	(2,263,009)
Purchase of Marketable Securities	(17,978,715)	(38,002,778)
Proceeds from Sales of Marketable Securities	268,675	12,178,413
Net Cash Used in Investing Activities	(87,369,351)	(115,409,261)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	13,442,000	44,420,000
Net Proceeds (Payments) on Short Term Borrowings	2,331,831	(16,791,278)
Principal Payments of Mortgages	(5,094,625)	(24,543,481)
Financing Costs on Debt	(290,852)	(595,124)
Proceeds from Issuance of Preferred Stock, net of Offering Costs	48,247,280	138,983,808
Redemption of 8.25% Series A Preferred Stock	-0-	(91,595,000)
Proceeds from Registered Direct Placement of Common Stock, net of Offering Costs	-0-	22,527,507
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	21,292,003	46,565,672
Proceeds from Exercise of Stock Options	1,385,000	5,435,634
Preferred Dividends Paid	(14,927,062)	(12,339,553)
Common Dividends Paid, net of Reinvestments	(16,861,142)	(15,124,760)
Net Cash Provided by Financing Activities	49,524,433	96,943,425

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(13,117,434)	10,717,180
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – BEGINNING OF PERIOD	27,891,249	9,349,489
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – END OF PERIOD	$14,773,815	$20,066,669

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 6

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Loss Attributable to Common Shareholders to FFO, Core FFO and Normalized FFO
(unaudited)

	Three Months Ended		Nine Months Ended
	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Reconciliation of Net Income (Loss) to Adjusted EBITDA

Net Income (Loss)	$(6,349,343)	$3,262,001	$(8,485,696)	$9,137,418
Interest Expense	4,247,855	3,871,046	11,795,315	12,040,990
Franchise Taxes	92,925	92,925	278,775	278,775
Depreciation Expense	8,051,627	6,980,113	23,410,519	20,260,556
Decrease in Fair Value of Marketable Securities	10,487,430	-0-	19,762,579	-0-

Adjusted EBITDA	$16,530,494	$14,206,085	$46,761,492	$41,717,739

Reconciliation of Net Loss Attributable to Common Shareholders to Funds from Operations

Net Loss Attributable to Common Shareholders	$(11,472,600)	$(5,179,423)	$(23,678,383)	$(6,883,500)
Depreciation Expense	8,051,627	6,980,113	23,410,519	20,260,556
Loss on Sales of Depreciable Assets	27,479	18,898	108,111	29,540

Funds from Operations (“FFO”)	(3,393,494)	1,819,588	(159,753)	13,406,596

Adjustments:
Decrease in Fair Value of Marketable Securities	10,487,430	-0-	19,762,579	-0-
Redemption of Preferred Stock	-0-	3,502,487	-0-	3,502,487

Core Funds from Operations (“Core FFO”)	7,093,936	5,322,075	19,602,826	16,909,083

Adjustments:
Non- Recurring Other Expense (1)	-0-	-0-	525,000	-0-
Gain on Sales of Marketable Securities, net	-0-	(466,521)	(20,107)	(1,518,289)

Normalized Funds from Operations
(“Normalized FFO”)	$7,093,936	$4,855,554	$20,107,719	$15,390,794

(1) Consists of one-time payroll expenditures

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 7

Market Capitalization, Debt and Coverage Ratios
(unaudited)
	Nine Months Ended				Year Ended
	9/30/2018		9/30/2017		12/31/2017
Shares Outstanding	37,466,040		34,686,428		35,488,068
Market Price Per Share	$15.64		$15.55		$14.90
Equity Market Capitalization	$585,968,866		$539,373,955		$528,772,213
Total Debt	400,450,562		354,297,319		389,599,604
Preferred	288,780,000		238,780,000		238,780,000
Total Market Capitalization	$1,275,199,428		$1,132,451,274		$1,157,151,817

Total Debt	$400,450,562		$354,297,319		$389,599,604
Less: Cash and Cash Equivalents	(8,879,883)		(14,840,944)		(23,242,090)
Net Debt	391,570,679		339,456,375		366,357,514
Less: Marketable Securities at Fair Value (“Securities”)	(130,931,844)		(132,212,410)		(132,964,276)
Net Debt Less Securities	$260,638,835		$207,243,965		$233,393,238

Interest Expense	$11,795,315		$12,040,990		$15,876,972
Capitalized Interest	532,640		368,967		500,859
Preferred Dividends	15,192,687		12,518,431		16,844,812
Total Fixed Charges	$27,520,642		$24,928,388		$33,222,643

Adjusted EBITDA	$46,761,492		$41,717,739		$56,347,752

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	30.7%		30.0%		31.7%

Net Debt Plus Preferred / Total Market Capitalization	53.4%		51.1%		52.3%

Net Debt Less Securities / Total Market Capitalization	20.4%		18.3%		20.2%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	43.1%		39.4%		40.8%

Interest Coverage	3.8	x	3.4	x	3.4	x

Fixed Charge Coverage	1.7	x	1.7	x	1.7	x

Net Debt / Adjusted EBITDA	6.3	x	6.1	x	6.5	x

Net Debt Less Securities / Adjusted EBITDA	4.2	x	3.7	x	4.1	x

Net Debt Plus Preferred / Adjusted EBITDA	10.9	x	10.4	x	10.7	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA	8.8	x	8.0	x	8.4	x

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 8

Debt Analysis

(unaudited)	Nine Months Ended		Year Ended
	9/30/2018	9/30/2017	12/31/2017
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$316,808,161	$316,337,850	$308,444,180
Variable Rate Mortgages	-0-	102,651	16,606
Total Mortgages Before Unamortized Debt Issuance Costs	316,808,161	316,440,501	308,460,786
Unamortized Debt Issuance Costs	(3,388,721)	(3,632,321)	(3,565,669)
Mortgages, Net of Unamortized Debt Issuance Costs	$313,419,440	$312,808,180	$304,895,117
Loans Payable:
Unsecured Line of Credit	$35,000,000	$-0-	$35,000,000
Other Loans Payable	52,097,655	41,602,161	49,765,824
Total Loans Before Unamortized Debt Issuance Costs	87,097,655	41,602,161	84,765,824
Unamortized Debt Issuance Costs	(66,533)	(113,022)	(61,337)
Loans, Net of Unamortized Debt Issuance Costs	$87,031,122	$41,489,139	$84,704,487

Total Debt, Net of Unamortized Debt Issuance Costs	$400,450,562	$354,297,319	$389,599,604

% Fixed/Floating
Fixed	80.0%	90.1%	80.1%
Floating	20.0%	9.9%	19.9%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	4.24%	4.31%	4.24%
Loans Payable	4.11%	2.72%	3.14%
Total Average	4.21%	4.12%	4.00%

Weighted Average Maturity (Years)
Mortgages Payable	6.3	6.7	6.9

Notes:

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 9

Debt Maturity

(unaudited)

As of 09/30/18:

Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2018	$-0-	$15,799,825		$15,799,825	3.9%
2019	2,432,793	3,838,220		6,271,013	1.6%
2020	11,841,412	39,181,440	(1)	51,022,852	12.6%
2021	2,166,757	346,692		2,513,449	0.6%
2022	20,542,424	1,137,104		21,679,528	5.4%
Thereafter	279,824,775	26,794,374		306,619,149	75.9%

Total Debt Before Unamortized Debt Issuance Cost	316,808,161	87,097,655		403,905,816	100.0%

Unamortized Debt Issuance Cost	3,388,721	66,533		3,455,254

Total Debt, Net of Unamortized Debt Issuance Costs	$313,419,440	$87,031,122		$400,450,562

Notes:
(1) Includes $35 million balance outstanding on the Company’s Line of Credit due March 2020, with an additional one year option.

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 10

Securities Portfolio Performance

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain on Sale of Securities	Net Realized Gain on Sale of Securities & Dividend Income
2010	$28,757,477	$1,762,609	$2,027,943	$3,790,552
2011	43,298,214	2,512,057	2,692,649	5,204,706
2012	57,325,440	3,243,592	4,092,585	7,336,177
2013	59,254,942	3,481,514	4,055,812	7,537,326
2014	63,555,961	4,065,986	1,542,589	5,608,575
2015	75,011,260	4,399,181	204,230	4,603,411
2016	108,755,172	6,636,126	2,285,301	8,921,427
2017	132,964,276	8,134,898	1,747,528	9,882,426
2018*	130,931,844	7,603,575	20,107	7,623,682
		$41,839,538	$18,668,744	$60,508,282

* For the nine months ended September 30, 2018.

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 11

Property Summary and Snapshot

(unaudited)

	9/30/2018	9/30/2017	% Change

Communities	115	107	7.5%
Developed Sites	20,684	19,374	6.8%
Occupied	17,089	15,753	8.5%
Occupancy %	82.6%	81.9%	70	bps
Total Rentals	6,215	5,349	16.2%
Occupied Rentals	5,796	5,040	15.0%
Rental Occupancy %	93.3%	94.2%	-90	bps
Monthly Rent Per Site	$432	$427	1.2%
Monthly Rent Per Home Rental Including Site	$737	$719	2.5%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(1)		(1)								(2)
Indiana	14	1,104	872	232	3,980	3,268	82.1%	$378	1,338	1,252	93.6%	$724
Maryland	1	77	10	67	58	57	98.3%	$495	-0-	-0-	N/A	N/A
Michigan	2	68	68	-0-	354	259	73.2%	$446	178	160	89.9%	$742
New Jersey	4	349	187	162	1,006	963	95.7%	$615	40	39	97.5%	$934
New York	7	617	308	309	1,156	955	82.6%	$523	306	287	93.8%	$873
Ohio	32	1,475	1,065	410	5,099	4,073	79.9%	$373	1,541	1,429	92.7%	$674
Pennsylvania	48	2,087	1,728	359	7,332	5,903	80.5%	$449	1,999	1,848	92.4%	$763
Tennessee	7	413	321	92	1,699	1,611	94.8%	$458	813	781	96.1%	$754
Total as of September 30, 2018	115	6,190	4,559	1,631	20,684	17,089	82.6%	$432	6,215	5,796	93.3%	$737

Notes:
(1) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.
(2) Includes home and site rent charges.

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 12

Same Property Statistics

(unaudited)

	For Three Months Ended				For Nine Months Ended
	9/30/2018	9/30/2017	Change	% Change	9/30/2018	9/30/2017	Change	% Change
Community Net Operating Income

Rental and Related Income	$25,988,053	$24,472,089	$1,515,964	6.2%	$76,913,124	$72,216,423	$4,696,701	6.5%
Community Operating Expenses	11,354,966	10,926,950	428,016	3.9%	33,514,638	31,859,669	1,654,969	5.2%

Community NOI	$14,633,087	$13,545,139	$1,087,948	8.0%	$43,398,486	$40,356,754	$3,041,732	7.5%

	As of
	9/30/2018	9/30/2017	Change

Total Sites	17,915	17,869	0.3%
Occupied Sites	14,907	14,804	0.7%
Occupancy %	83.2%	82.8%	40	bps
Number of Properties	101	101	N/A
Total Rentals	5,758	5,184	11.1%
Occupied Rentals	5,379	4,888	10.0%
Rental Occupancy	93.4%	94.3%	-90	bps
Monthly Rent Per Site	$446	$431	3.5%
Monthly Rent Per Home Rental Including Site	$737	$719	2.5%

Notes:
Same Property includes all properties owned as of January 1, 2017, with the exception of Memphis Blues.

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 13

Acquisition Summary

At Acquisition:
Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres
2016	3	289	215	74%	$7,277,000	219
2017	11	1,997	1,333	67%	$63,290,000	602
2018	3	803	688	86%	$24,000,000	289

2018 Acquisitions
Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Redbud Village and Camelot Estates	May 30, 2018	IN	669	$20,500,000	231	91%
Summit Village	August 31, 2018	IN	134	3,500,000	58	60%
Total 2018 to Date			803	$24,000,000	289	86%

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 14

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), normalized funds from operations (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA”), variously defined, as supplemental performance measures. While the Company believes net loss available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts for the effects of acquisitions costs, costs of early extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock. Normalized FFO reflects the same assumptions as Core FFO except that it also adjusts for gains and losses realized on marketable securities investments and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net loss applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus costs of extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on marketable securities investments and certain one-time charges.

FFO per Diluted Common Share, Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 37,674,000 and 36,894,000 shares for the three and nine months ended September 30, 2018, respectively, and 34,572,000 and 32,388,000 the three and nine months ended September 30, 2017, respectively. Common stock equivalents resulting from stock options in the amount of 523,000 and 352,000 shares for the three and nine months ended September 30, 2018, respectively, and 470,000 shares for both the three and nine months ended September 30, 2017, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2017, with the exception of Memphis Blues.

Adjusted EBITDA is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, amortization and the change in the fair value of marketable securities.

Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net loss applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 15

Press Release Dated November 1, 2018

FOR IMMEDIATE RELEASE	November 1, 2018
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE THIRD QUARTER ENDED

SEPTEMBER 30, 2018

FREEHOLD, NJ, November 1, 2018........ UMH Properties, Inc. (NYSE:UMH) reported Total Income for the quarter ended September 30, 2018 of $33,447,000 as compared to $28,685,000 for the quarter ended September 30, 2017, representing an increase of 17%. Net Loss Attributable to Common Shareholders amounted to $11,473,000 or $0.31 per diluted share for the quarter ended September 30, 2018 as compared to $5,179,000 or $0.15 per diluted share for the quarter ended September 30, 2017. This increase was due to the change in fair value of our marketable securities, which are now included in our operating numbers.

Core Funds from Operations (“Core FFO”), was $7,094,000 or $0.19 per diluted share for the quarter ended September 30, 2018 as compared to $5,322,000 or $0.15 per diluted share for the quarter ended September 30, 2017, representing an increase in Core FFO per diluted share of 27%. Normalized Funds from Operations (“Normalized FFO”) was $7,094,000 or $0.19 per diluted share for the quarter ended September 30, 2018, as compared to $4,856,000 or $0.14 per diluted share for the quarter ended September 30, 2017, representing an increase in Normalized FFO per diluted share of 36%.

A summary of significant financial information for the three and nine months ended September 30, 2018 and 2017 is as follows:

	For the Three Months Ended
	September 30,
	2018	2017

Total Income	$33,447,000	$28,685,000
Total Expenses	$28,436,000	$24,705,000
Other Investment Income (Loss), net	$(10,487,000)	$466,000
Net Loss Attributable to Common Shareholders	$(11,473,000)	$(5,179,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.31)	$(0.15)
Core FFO (1)	$7,094,000	$5,322,000
Core FFO (1) per Diluted Common Share	$0.19	$0.15
Normalized FFO (1)	$7,094,000	$4,856,000
Normalized FFO (1) per Diluted Common Share	$0.19	$0.14
Weighted Average Shares Outstanding	37,151,000	34,102,000

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 16

	For the Nine Months Ended
	September 30,
	2018	2017

Total Income	$95,342,000	$83,951,000
Total Expenses	$81,690,000	$72,048,000
Other Investment Income (Loss), net	$(19,742,000)	$1,518,000
Net Loss Attributable to Common Shareholders	$(23,678,000)	$(6,883,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.65)	$(0.21)
Core FFO (1)	$19,603,000	$16,909,000
Core FFO (1) per Diluted Common Share	$0.53	$0.52
Normalized FFO (1)	$20,108,000	$15,391,000
Normalized FFO (1) per Diluted Common Share	$0.55	$0.48
Weighted Average Shares Outstanding	36,543,000	31,918,000

A summary of significant balance sheet information as of September 30, 2018 and December 31, 2017 is as follows:

	September 30, 2018	December 31, 2017

Gross Real Estate Investments	$823,496,000	$764,439,000
Marketable Securities at Fair Value	$130,932,000	$132,964,000
Total Assets	$868,505,000	$823,881,000
Mortgages Payable, net	$313,419,000	$304,895,000
Loans Payable, net	$87,031,000	$84,704,000
Total Shareholders’ Equity	$453,114,000	$421,215,000

Samuel A. Landy, President and CEO, commented on the results of the third quarter of 2018.

“We are pleased to announce that we have made substantial progress on multiple fronts. During the quarter, we:

●	Increased our per share Core FFO to $0.19, representing a 27% increase over the prior year period;
●	Increased our per share Normalized FFO to $0.19, representing a 36% increase over the prior year period;
●	Increased Rental and Related Income by 11% over the prior year period;
●	Increased Community Net Operating Income (“NOI”) by 14% over the prior year period;
●	Improved our Operating Expense ratio by 130 basis points over the prior year period from 47.6% to 46.3%;
●	Increased Same Property NOI by 8% over the prior year period;
●	Increased Same Property Occupancy by 40 basis points over the prior year period from 82.8% to 83.2%;
●	Increased home sales by 67% over the prior year period;
●	Increased our rental home portfolio by 608 homes to approximately 6,200 total rental homes, representing an increase of 11% from yearend 2017;

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 17

●	Acquired one community in Indiana containing 134 homesites for a total cost of $3,500,000;
●	Obtained a $13.4 million, 4.27% mortgage;
●	Reduced our weighted average interest rate quarter over quarter on our mortgage debt from 4.3% to 4.2%;
●	Raised $24.2 million year to date through our Dividend Reinvestment and Stock Purchase Plan;
●	Increased our total market capitalization to $1.3 billion, representing an increase of 13% over the prior year period.”

Mr. Landy further stated, “UMH is on its way to an excellent 2018. Our income growth and overall operating metrics have improved. Demand for housing, especially affordable housing, continues to increase. Improving demographics, low unemployment rates and rising wages have created additional demand for both sales and rentals. These factors have contributed to our above industry average same property income and NOI growth. We are very well positioned for the future. Our business plan of acquiring communities with vacancy has provided us with a runway to further improve upon our operating numbers We have the ability to grow the company by filling our vacant sites, developing expansion sites and acquiring additional properties.”

“During the quarter, we closed on the acquisition of one all-age community located in Indiana for a total purchase price of $3.5 million. This community contains 134 developed home sites of which 60% are currently occupied. This community is a high-quality asset developed in the year 2000 with additional land for expansion and below market rents. We continue to execute our growth strategy and currently have an acquisition pipeline totaling $78 million, consisting of 5 properties containing 2,000 sites.”

“We look forward to building on the substantial progress we have made thus far.”

UMH Properties, Inc. will host its Third Quarter 2018 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Friday, November 2, 2018 at 10:00 a.m. Eastern Time.

The Company’s 2018 third quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, November 2, 2018. It will be available until February 1, 2019 and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10124151. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 115 manufactured home communities containing approximately 20,700 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan and Maryland. In addition, the Company owns a portfolio of REIT securities.

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 18

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds from Operations (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Loss Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds from Operations (“Core FFO”) as FFO plus costs of early extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock. We define Normalized Funds from Operations (“Normalized FFO”) as Core FFO excluding gains and losses realized on marketable securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. FFO, Core FFO and Normalized FFO, as well as Community NOI, should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net loss as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO, Core FFO and Normalized FFO for the three and nine months ended September 30, 2018 and 2017 are calculated as follows:

	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17
Net Loss Attributable to Common Shareholders	$(11,473,000)	$(5,179,000)	$(23,678,000)	$(6,883,000)
Depreciation Expense	8,052,000	6,980,000	23,410,000	20,260,000
Loss on Sales of Depreciable Assets	28,000	19,000	108,000	30,000
FFO Attributable to Common Shareholders	(3,393,000)	1,820,000	(160,000)	13,407,000
Decrease in Fair Value of Marketable Securities	10,487,000	-0-	19,763,000	-0-
Redemption of Preferred Stock	-0-	3,502,000	-0-	3,502,000
Core FFO Attributable to Common Shareholders	7,094,000	5,322,000	19,603,000	16,909,000
Non-Recurring Other Expense (1)	-0-	-0-	525,000	-0-
Gain on Sales of Marketable Securities, net	-0-	(466,000)	(20,000)	(1,518,000)
Normalized FFO Attributable to Common Shareholders	$7,094,000	$4,856,000	$20,108,000	$15,391,000

Consists of one-time payroll expenditures.

The diluted weighted shares outstanding used in the calculation of Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 37,674,000 and 36,894,000 shares for the three and nine months ended September 30, 2018, respectively, and 34,572,000 and 32,388,000 for the three and nine months ended September 30, 2017, respectively. Common stock equivalents resulting from stock options in the amount of 523,000 and 352,000 shares for the three and nine months ended September 30, 2018, respectively, and 470,000 shares for both the three and nine months ended September 30, 2017, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 19

The following are the cash flows provided (used) by operating, investing and financing activities for the nine months ended September 30, 2018 and 2017:

	Nine Months Ended
	2018	2017
Operating Activities	$24,727,000	$29,183,000
Investing Activities	(87,369,000)	(115,409,000)
Financing Activities	49,524,000	96,943,000

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UMH Properties, Inc. | Third Quarter FY 2018 Supplemental Information 20